ASPEN

Aspen Insurance Holdings Limited

Chris O'Kane
Chief Executive Officer

Richard Houghton
Chief Financial Officer

May 2009

Safe Harbor Disclosure

ASPEN

This slide presentation is for information purposes only. It should be read in conjunction with our financial supplement posted on our website on the Investor Relations page and with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited (the "Company" or "Aspen") with the U.S. Securities and Exchange Commission.

Non-GAAP Financial Measures

In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included herein or in the financial supplement, as applicable, which can be obtained from the Investor Relations section of Aspen's website at www.aspen.bm.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. Aspen believes these factors include, but are not limited to: the continuing and uncertain impact of the current depressed credit environment, the banking crises and economic recessions in many of the countries in which we operate and of the measures being taken by governments to counter these issues; the risk of a material decline in the value or liquidity of all or parts of our investment portfolio; changes in insurance and reinsurance market conditions that could adversely impact execution of the business plan; changes in our ability to exercise capital management or strategic initiatives or to arrange banking facilities as a result of prevailing market changes or changes in our financial position; our ability to execute our business plan to enter new markets, introduce new products and develop new distribution channels, including their integration into our existing operations; increased counterparty risk due to the impairment of financial institutions; changes in the total industry losses, or our share of total industry losses, resulting from past events such as Hurricanes Ike and Gustav and, with respect to such events, our reliance on loss reports received from cedants and loss adjustors, our reliance on industry loss estimates and those generated by modelling techniques, changes in rulings on flood damage or other exclusions as a result of prevailing lawsuits and case law, any changes in our reinsurers' credit quality and the amount and timing of reinsurance recoverables; the impact of acts of terrorism and related legislation and acts of war; the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made (including economic and political risks) catastrophic events, than our underwriting, reserving, reinsurance purchasing or investment practices have anticipated; evolving interpretive issues with respect to coverage after major loss events; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; the effectiveness of our loss limitation methods; changes in the availability, cost or quality of reinsurance or retrocessional coverage; the reliability of, and changes in assumptions to, natural and man-made catastrophe pricing, accumulation and estimated loss models; loss of key personnel; a decline in our operating subsidiaries' ratings with Standard & Poor's ("S&P"), A.M. Best or Moody's Investors Service ("Moody's"); changes in general economic conditions, including inflation, foreign currency exchange rates, interest rates and other factors that could affect our investment portfolio; the number and type of insurance and reinsurance contracts that we wrote at the January 1st and other renewal periods in 2009 and the premium rates available at the time of such renewals within our targeted business lines; increased competition on the basis of pricing, capacity, coverage terms or other factors and the related demand and supply dynamics as contracts come up for renewal; decreased demand for our insurance or reinsurance products and cyclical changes in the insurance and reinsurance sectors; changes in government regulations or tax laws in jurisdictions where we conduct business; and Aspen or its Bermudian subsidiary becoming subject to income taxes in the United States or the United Kingdom; and the effect on insurance markets, business practices and relationships of ongoing litigation, investigations and regulatory activity by insurance regulators and prosecutors.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Reports on Form 10-K as filed with the U.S. Securities and Exchange Commission on February 26, 2009. Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

Contents

ASPEN

Aspen at a Glance: Overview

- Bermuda domiciled diversified Specialty Insurer and Reinsurer with focus on:
  - Marine, Energy and Transport Insurance
  - Professional Lines Insurance
  - Specialty Casualty Reinsurance (medical malpractice, workers compensation, UK motor, Australia compulsory third party liability)
  - Property Reinsurance, in particular property catastrophe risk

- $2.0bn market cap
  - $3.0bn of total capital, as of December 31, 2008
  - Ratings of A (S&P), A2 (Moody's) and A (AM Best) for Aspen UK and Aspen Bermuda
  - AHL included in Russell 2000 and 3000 Indexes, Barron's 400 Index
  - BVPS 15.4% CAGR over last 12 quarters

- $2.0bn Gross Written Premium in 2008; estimate $2.0bn +/- 5% GWP for 2009*
  - 50% Insurance, 50% Reinsurance (2009 e)**
  - 49% Casualty, 51% Property (2009 e)**

(*) Estimate as at April 30, 2009
(**) Based on latest plan for year ended December 31, 2009

Recap: 2003 - 2008

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Insurance vs. Reinsurance	Property vs. Casualty	GWP by "Core" Platform

2003


Insurance
23%
77%
Reinsurance


Casualty
39%
61%
Property


US 2%
Bermuda 4%
94%
UK

GWP **$1.3bn** Total Capital **$1.3bn** Common Equity **$1.3bn** Op ROE **16.0%** BVPS **$18.17**

176 employees **4** offices **3** countries

2008


Insurance
44%
56%
Reinsurance


Casualty
41%
59%
Property


Bermuda
20%
74%
UK
6%
US

GWP **$2.0bn** Total Capital **$3.0bn** Common Equity **$2.4bn** Op ROE **5.4%** Diluted BVPS **$28.10**

580+ employees **16** offices **7** countries

Improved Product and Geographical Diversification; Insurance 44% in 2008 vs. 23% in 2003

Note: See Aspen's quarterly financial supplement for a reconciliation of operating income to net income; average equity to closing shareholders' equity and diluted book value per share to basic book value per share in the Investor Relations section of Aspen's website at www.aspen.bm.

Reminder: Strategy - Key Elements

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1. Doing What We're Good At	• Focus on specialty and more complex risks which fit with our skill-set • Selective expansion into new / adjacent lines and territories ➢ Better spread of risk and lower volatility • Regarded as a 'Sector Expert' by our clients
2. Running our Business Well	• Multi-platform approach ➢ Location of our people mirrors the production sources for the business we write • Enterprise Risk Management as our core strategic enabler
3. Returns First, Growth Second	• Growth in book value per share (adjusted for dividends) primary metric by which we manage our business

Doing What We're Good At:
Expansion into New / Adjacent Lines and Territories

ASPEN

- Progressive diversification of strategic footprint through incremental expansion into adjacent business lines and selective establishment of new underwriting platforms / offices
- Key enablers:
  - Consistent with core competencies
  - Timing
  - Availability of proven, successful underwriting teams

	2003	2004	2005	2006	2007	2008	2009
Products	• Specialty RI ➢ Aviation ➢ Marine • US Casualty Re • US E&S lines	• Aspen Re America	• Aviation Insurance • Marine Insurance • Energy Insurance	• International Property Facultative	• Professional Liability* • Excess Casualty* • Transportation related Liability	• Financial and Political Risk • Financial Institutions • Credit & Surety Reinsurance** • Management Technology and Liability	• Specie***
Platforms	• Bermuda • London • US			• Paris	• Zurich • Dublin	• Lloyd's • Singapore	

Selective Business Line Expansion Resulting in Improved Diversification

* Underwriting commenced post 09/07
**Underwriting commenced Q3 '08 for business incepting in 2009
*** Underwriting commenced 03/09

Running our Business Well:
Pro-active Risk Management – Natural Catastrophe Losses

ASPEN



Property Reinsurance Loss Event Market Share
Market Share
2.0%
1.5%
1.0%
0.5%
0.0%
1.9%
1.0%
0.4%
0.3%
0.2% 0.2%
0.1% 0.1%
0.8%
0.7%
0.1% 0.1%
0.2% 0.2%
Hurricane Katrina
Windstorm Kyrill
June UK Floods
Windstorm Emma
Hurricane Ike
Hurricane Gustav
Windstorm Klaus
2005
2007
2008
2009
Gross
Net

Significant Reduction in Share of Natural Catastrophe Losses Reflecting Repositioning of Cat Book Post 2005 Hurricanes

Reflects position as at March 31, 2009

Market Conditions 2009:
Comparison with Previous 'Hard' Markets

ASPEN

Year	1986	1993	2002	2005
Underlying Causes	• Under-reserving • Inadequate pricing for many years	• Rate declines from peaks post 1986	• Economic dislocation • Impact of Enron / WorldCom bankruptcies • Falling equity markets and interest rates • Inadequate pricing for many years	• Rate declines from peaks post 2002
+				
Catalyst	• Asbestos/pollution	• Hurricane Andrew	• WTC / September 11	• Hurricanes Katrina/Rita/Wilma
=				
Impact	• Significant reduction in world-wide capacity • Formation of ACE/XL • Major re-pricing across all lines of business and in all territories	• Moderately 'hard' market • Impact concentrated in loss impacted lines (e.g. Property reinsurance, off-shore energy, marine hull, D&O)	• Major re-pricing across all lines of business and all territories	• 'Localised' (product and geography) hard market in loss impacted lines (e.g. US Property Cat and off-shore Energy)

Market Hardening in 2009 Likely To Be Closer to 1993/2005 than 1986/2002

Business Performance and Market Outlook – Q109

ASPEN

	2009 Q1 GWP $'m	2009 Q1 Performance	Absolute Pricing 2009 Q1	Relative Price Movement 2009 Q1	Terms & Conditions 2009 Q1	Volume Change 2009 Q1	Outlook 2009	Comment
Property Reinsurance								
Catastrophe	117	Excellent	Excellent	7%	Good	4%	Excellent	Meaningful rate hardening
Risk Excess	31	Excellent	Good	4%	Good	5%	Good	Outlook good for the remainder of the year
Pro Rata	49	Good	Good	9%	Good	48%	Good	Outlook good for the remainder of the year
Facultative	17	Excellent	Satisfactory	-1%	Good	70%	Good	Market expected to strengthen later in the year
Credit & Surety	7	Good	Good	n/a	Good	100%	Of Concern	Rate increases for short term credit may not be enough to counterbalance economic deterioration in 2009
Casualty Reinsurance								
International	64	Satisfactory	Satisfactory	6	Satisfactory	-19%	Satisfactory	Rates expected to increase slightly
US	119	Good	Satisfactory	-3%	Satisfactory	19%	Satisfactory	Rates expected to decrease slightly
Facultative	4	Good	Of Concern	-1%	Satisfactory	16%	Satisfactory	Market expected to remain stable
International Insurance								
Specialty Reinsurance	45	Excellent	Excellent	4%	Satisfactory	5%	Good	Rates expected to rise slightly
Aviation	10	Satisfactory	Satisfactory	10%	Satisfactory	-7%	Good	Aviation rates likely to rise for the remainder of year
Energy PD	16	Good	Of Concern	11%	Of Concern	-30%	Good	Gulf of Mexico rates expected to increase
Marine Hull	17	Satisfactory	Satisfactory	21%	Satisfactory	-11%	Good	Strong rate rises expected
MEC Liability*	51	Good	Good	47%	Good	-7%	Good	Strong rate rises expected
UK Property	11	Excellent	Satisfactory	1%	Satisfactory	16%	Satisfactory	Rates not expected to decrease
UK Liability	9	Excellent	Satisfactory	0%	Satisfactory	-55%	Of Concern	Rates expected to continue to decrease slightly
Professional Liability	8	Satisfactory	Satisfactory	2%	Satisfactory	2%	Satisfactory	Rates expected to remain stable
Excess Casualty (Underwriting commenced late '07/08)	5	Satisfactory	Satisfactory	0%	Good	136%	Good	Terms and conditions expected to improve
Political Risk (Underwriting commenced late '07/08)	9	Good	Excellent	0%	Excellent	108%	Good	Rates expected to increase slightly
Financial Institutions (Underwriting commenced late '07/08)	4	Unsatisfactory	Satisfactory	n/a	Good	27%	Satisfactory	Rates expected to rise
NMT Liability** (Underwriting commenced late '07/08)	8	Satisfactory	Satisfactory	n/a	Good	12%	Good	Terms and conditions expected to strengthen
M&T Liability*** (Underwriting commenced late '07/08)	2	Satisfactory	Satisfactory	n/a	Satisfactory	100%	Satisfactory	Rates expected to remain stable
US Insurance								
Property E&S	14	Satisfactory	Satisfactory	15	Satisfactory	87%	Satisfactory	Rate increases on cat exposed business
Casualty E&S	20	Of Concern	Of Concern	-4	Satisfactory	-11%	Of Concern	Rates expected to continue to fall

Key: Excellent (blue) · Good (green) · Satisfactory (yellow) · Of Concern (orange) · Unsatisfactory (red)

* MEC = Marine, Energy & Construction
** NMT = Non-Marine & Transportation
*** M&T = Management & Technology

Business Performance:
Growth in ROE and Book Value Per Share

ASPEN



30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
ROE %
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2006
2007
2008
2009
30
28
26
24
22
20
18
16
14
12
10
$ Diluted B/V Per Share
Annualised ROE
Diluted BV Per Share*

Increased BVPS by 2.2% since March 31, 2008 and 3.6% since December 31, 2008

(*) Note: See Aspen's quarterly financial supplement for a reconciliation of diluted book value per share to basic book value per share and reconciliation of average equity to closing shareholders' equity in the Investor Relations section of Aspen's website at www.aspen.bm

2009 Q1 Results Highlights

Key Industry Themes

- Industry impacted by catastrophe losses (~$50bn*) and high volume of risk losses (>$10bn**) in 2008
- Continued turmoil in financial markets resulting in significant impairment charges to investment portfolios
- Continued pricing pressure in most lines of business with selective abating in Q4'08/Q1'09 but less rapid than initially anticipated
- Well publicised difficulties at certain key industry players

Aspen Performance

- Increase in diluted BVPS of 3.6% during Q1 2009 and 2.2% over Q1 2008 against a backdrop of market turmoil
- Annualized total return on investments of 3.4%; 3.3% including Funds of Hedge Funds
- Positive contribution from each product segment: CR of 84.5%
- Increase in GWP of 6.8% reflecting benefits of increasing diversification (product and platform)
- 2008 Ike and Gustav losses within expectations and remained stable at Q1
- Annualized Operating ROE of 17.6%
- Repurchased preference shares (nominal value of $66.8 million) for $34.1 million releasing $31.5 million*** of value for shareholders

Strong Performance Given Continued Challenging Market Conditions

(*) Swiss Re's estimate of total property insurance losses in 2008
(**) Based on broker estimates and Aspen's assessment of risk losses in 2008
(***) Includes original preference share issuance costs

Note: See Aspen's quarterly financial supplement for a reconciliation of operating income to net income, diluted book value per share to basic book value per share and reconciliation of average equity to closing shareholders' equity in the Investor Relations section of Aspen's website at www.aspen.bm

Underwriting Performance vs. Peers

ASPEN

1Q09 P&C Combined Ratio ex. Prior Year Reserve Movements



50%
80%
110%
A 54.1%
B 74.2%*
C 85.1%
Aspen 86.7%
D 89.0%
E 89.3%
F 89.9%
Average 90.7%
G 93.6%
H 93.9%
I 95.7%
J 96.2%
K 96.5%*
L 99.3%
M 99.8%
N 100.8%
O 102.6%

FY 2008 P&C Combined Ratio ex. Prior Year Reserve Movements



50%
80%
110%
B 69.5%
E 94.6%
A 96.0%
F 96.4%
I 98.8%
Aspen 100.8%
Average 101.0%
K 101.7%
O 102.4%
L 103.9%
D 105.2%
M 105.5%
G 106.0%
N 106.6%
J 107.8%
H 109.3%
C 110.7%

Strong Performance vs. Peers Reflecting Underwriting Led Approach

Peers include ACE, ACGL, AXS, AWH, ORH, ENH, RE, IPCR, TRH, MXGL, MRH, PRE, PTP, RNR, XL

(*) Reserve releases not specified

Source: Peer Group filings; Aspen analysis

1Q09 Performance vs. Peers

ASPEN



Operating Return on Equity*
0%
30%
H 23.2%
G 19.5%
Aspen 17.6%
N 16.7%
F 16.1%
O 15.2%
C 13.4%
L 13.2%
Average 13.1%
D 13.1%
J 12.4%
A 12.3%
K 9.7%
M 9.5%
B 9.5%
E 8.0%
I 4.1%



Change in BVPS
-5%
0%
10%
D 7.3%
G 6.3%
O 3.9%
I 3.8%
Aspen 3.6%
H 2.9%
C 2.7%
N 2.5%
A 2.3%
L 2.0%
Average 1.8%
E 1.4%
F 1.2%
B -0.1%
J -2.6%
M -2.8%
K -3.5%

Top Quartile Performance vs. Peer Group

Peers include ACE, ACGL, AXS, AWH, ORH, ENH, RE, IPCR, TRH, MXGL, MRH, PRE, PTP, RNR, XL

(*) Based on average common equity excluding Accumulated Other Comprehensive Income

Source: Peer Group filings; Aspen analysis

Note: See Aspen's quarterly financial supplement for a reconciliation of operating income to net income and a reconciliation of average equity to closing shareholders' equity in the Investor Relations section of Aspen's website at www.aspen.bm

Liquidity and Capital Position:
Diversified, Conservative Investment Portfolio*

ASPEN

Asset Class Allocation



50%
40%
30%
20%
10%
0%
Dec-08
Mar-09
Government
Agency
MBS
Corp
ABS
FOHF
Cash/ST

Fixed Income Portfolio Credit Ratings

(As at March 31, 2009)



BBB
3%
A
18%
AA
8%
AAA
71%

79% of Portfolio 'AA' or Better, Average Fixed Income 'AA+'

* Further detail regarding the composition of our investment portfolio is set out in the Appendix (see slides 21 - 24)

Pro-active Management of Investment Portfolio

ASPEN

2007	• Decision to purchase only agency rated paper in RMBS sector; portfolio 95% agency rated
2008	• Fixed income portfolio well positioned in 2007/2008 • Continued strategy of investing in high quality securities at attractive yields ➢ Did not increase exposure to fixed income sectors likely to come under severe price pressure due to the ongoing credit crisis and global recession ➢ No sub-prime, mono line, CDO, CLO or below investment grade credit exposures ➢ Non-agency RMBS exposure accounted for only 1% of the portfolio ➢ No investments in stressed or distressed credit opportunities • Increased exposure to agency rated MBS by 3%; decreased exposure to corporates by 2%, decreased exposure to governments by 1% and increased exposure to agencies by 1% • Redeemed 40% of FOHF investments end 2008; balance to be redeemed by end June 2009
2009	• Maintain fixed income portfolio duration between 2.50 years to 3.50 years (currently 2.90 years) • Incrementally add to positions in high grade corporate bonds as spreads remain attractive • Engage in fixed income sector rotation as opportunities emerge in the aftermath of the credit crisis

Pro-Active Management Resulting in Strong Performance from Fixed Income Investments

Investment Performance vs. Peers

ASPEN

2008 Total Return


-15%
20%
K 12.0%
Aspen 2.0%
D 1.1%
N 0.5%
H 0.3%
J -1.2%
O -1.8%
A -2.1%
G -3.0%
B -3.1%
I -3.1%
E -4.4%
L -5.2%
F -5.5%
C -6.4%
M -9.2%
S&P: -37%
LEH INT AGG: +5%

3 Year Total Return


-10%
40%
K 38.4%
Aspen 13.2%
H 12.2%
D 11.4%
J 11.2%
B 10.8%
N 9.9%
A 9.7%
G 9.4%
O 8.9%
E 7.3%
L 5.0%
C 4.9%
I 4.7%
F 4.1%
M -3.5%
S&P: -23%
LEH INT AGG: +17%

Top Quartile Performance versus Peers over Past 3 Years

Peers include ACE, ACGL, AXS, ORH, ENH, RE, IPCR, TRH, MXGL, MRH, PRE, PTP, AWH, RNR, XL

Strong Balance Sheet

ASPEN

Capital Structure and Financial Leverage


Leverage
3.0%
14.4%
19.6%
25.7%
22.1%
22.4%
19.9%
$ mil
3,500
3,000
2,500
2,000
1,500
1,000
500
0
878
837
1,339
208
1,091
1,730
249
385
1,096
2,289
249
200
147
1,693
2,639
249
430
457
1,503
3,068
250
430
971
1,417
3,029
250
430
1,013
1,336
3,082
250
363
1,073
1,396
2002
2003
2004
2005
2006
2007
2008
Q1 2009
Common share capital
Retained earnings inc OCI and issue costs
Preference shares
Debt

- $636m returned to shareholders through dividends and share buy-backs, since inception
- Repurchased preference shares in Q1 2009 unlocking $31.5m of value to common shareholders
- Strong balance sheet and growth in retained earnings
- $300m 2 year buy-back program announced February 2008; $100m completed May 2008

Well Capitalised to Take Advantage of Expected Opportunities

Conclusions

- Strong performance in Q1 2009 despite continued challenging market conditions
  - Increased diluted BVPS by 3.6%
  - Generated total return on investments of 3.4%
  - Preference share buy-back benefited EPS by $0.38 and BVPS by $0.37
- Strong balance sheet and positive cash flow
  - Positive operating cash flow of $194.2million in Q1 2009
  - Debt to total capital ratio of 8.1%
- Conservative investment portfolio
  - Average credit quality of AA+
  - Net unrealised gains at quarter end of $71.3million
  - Total invested assets, including accrued interest and cash, of $6.1billion
- Well positioned in key lines of business experiencing favourable pricing environment
  - Continuous review of capital allocation by line to ensure more capital is allocated to those lines which are re-pricing

Appendix

ASPEN

- Investment Portfolio
  - Fixed Income Portfolio by Asset Type
  - Portfolio Ratings
  - Gross Unrealised Gains and Losses
  - Corporate Sector Allocations
- Financials
  - Financial Highlights Q1 2009
- Florida Hurricane Catastrophe Fund – 2008/2009 vs 2009/2010

Fixed Income Portfolio by Asset Type

(US$ in millions) As at March 31, 2009

TOTAL INVESTMENT PORTFOLIO AT MARKET VALUE **6,067.7**

Cash, Short-Term Securities and FOHF		Government/Agency		Structured Securities		Corporate Credit	
Short-term Securities	291.8	U.S. Government	665.1	Asset-backed securities	178.0	Corporate bonds	1,113.6
Cash and Cash Equivalents	913.2	Agency Debentures	395.5	Agency Rated Mortgage-backed securities (GNMA, FNMA, FHLB)	1,034.5	FDIC Guaranteed Corporate bonds	124.0
Funds of Hedge funds	290.9	Foreign governments	350.8	Non-Agency Rated Mortgage-backed securities		Foreign corporates	424.9
				- CMBS	221.5		
				- RMBS	50.7		
Hedge Fund Receivable	5.1					Municipal bonds	8.1
Q1 2009	**1,501.0**		**1,411.4**		**1,484.7**		**1,670.6**
Q4 2008	**1,498.1**		**1,428.2**		**1,572.3**		**1,432.6**

79% of Fixed Income Portfolio 'AA' or Better; Total Invested Assets Average 'AA+'

Portfolio Ratings

ASPEN

Appendix

(US$ in r
As at Ma

Investment	Ratings AAA	AA	A	BBB-NR	Book Value	Book Value %	Unrealised Pre-Tax Position
U.S. Government	100%	0%	0%	0%	623.6	14%	41.5
Agency securities	99%	1%	0%	0%	367.9	8%	27.6
Foreign governments	99%	1%	0%	0%	329.8	7%	21.0
Asset-backed securities	100%	0%	0%	0%	179.2	4%	(1.2)
Agency Mortgage-backed securities	100%	0%	0%	0%	993.3	22%	41.2
Non-Agency Commercial Mortgage-backed securities	100%	0%	0%	0%	252.5	6%	(31.0)
Non-Agency Residential Mortgage-backed securities	54%	26%	0%	20%	61.9	1%	(11.3)
Corporate bonds	9%	21%	62%	8%	1,138.2	26%	(24.5)
FDIC Guaranteed Corporate Bonds	100%	0%	0%	0%	121.6	3%	2.4
Foreign Corporate bonds	50%	24%	22%	4%	419.7	9%	5.2
Municipal bonds	99%	0%	0%	1%	7.7	0%	0.4
Q1 2009 Total Fixed Income Portfolio	**71%**	**8%**	**18%**	**3%**	**4,496.1**	**100%**	**71.3**

Gross Unrealised Gains and Losses

ASPEN
Appendix

(US$ in millions) As at March 31, 2009

ISSUER	Market Value $	Gross Gains $	Gross Losses $	Q1 2009 Net Unrealised Gains/Losses
U.S. Government	665.1	41.5	0.0	41.5
Agency securities	395.5	27.9	(0.3)	27.6
Foreign governments	350.8	21.0	0.0	21.0
Asset-backed securities	178.0	1.1	(2.3)	(1.2)
Agency Mortgage-backed securities	1,034.5	41.3	(0.1)	41.2
Non-Agency Commercial Mortgage-backed securities	221.5	0.3	(31.3)	(31.0)
Non-Agency Residential Mortgage-backed securities	50.7	0.0	(11.3)	(11.3)
Corporate bonds	1,113.6	20.7	(45.2)	(24.5)
FDIC Guaranteed Corporate bonds	124.0	2.4	0.0	2.4
Foreign Corporate bonds	424.9	10.2	(5.0)	5.2
Municipal bonds	8.1	0.4	0.0	0.4
TOTAL FIXED INCOME PORTFOLIO	**4,566.7**	**166.8**	**(95.5)**	**71.3**

Corporate Sector Allocations

(US$ in millions) As at March 31, 2009

Investment	Book Value	Market Value	Q1 2009 Net Unrealised Gains/Losses
U.S. Banks	381.2	361.7	(19.5)
Foreign Banks	253.2	258.4	5.2
Other Finance	195.1	191.2	(3.9)
Oil, Gas & Electric	169.3	169.7	0.4
Telephone & Comms	142.5	142.4	(0.1)
Security Brokerage	122.5	115.1	(7.4)
Healthcare	115.8	120.0	4.2
Computers	65.1	67.7	2.6
Other	234.7	236.3	1.6
Q1 2009 Total Corporate & Foreign Corporate	**1,679.4**	**1,662.5**	**(16.9)**

Financial Highlights: Q1 2009

ASPEN
Appendix

(US$ in millions, except per share data)

Quarter Ended March 31	2009	2008	Change
Gross Written Premiums	636.8	596.2	6.8%
Net Written Premiums	506.6	519.6	(2.5%)
Net Earned Premiums	447.3	391.6	14.2%
Underwriting Income	69.4	57.2	21.3%
Net Investment Income	59.2	39.1	51.4%
Net Income after tax	91.4	81.2	12.6%
Financial Ratios:			
Loss Ratio	56.1%	52.9%	
Expense Ratio	28.4%	32.5%	
Combined Ratio	84.5%	85.4%	
Annualized Operating ROE *	17.6%	12.0%	
Operating EPS*	$1.18	$0.79	49.4%
Book Value Per Share (Includes Preference Share Repurchase)	$29.12	$28.48	2.2%

(*) Note: See Aspen's quarterly financial supplement for a reconciliation of operating income to net income and average equity to closing shareholders' equity in the Investor Relations section of Aspen's website at www.aspen.bm

Financial Highlights: Year ended December 31, 2008

ASPEN
Appendix

(US$ in millions, except per share data)

Year Ended December 31	2008	2007	Change
Gross Written Premiums	2,001.7	1,818.5	10.1%
Net Written Premiums	1,835.5	1,601.4	14.6%
Net Earned Premiums	1,701.7	1,733.6	(1.8)%
Underwriting Income	74.8	295.1	(74.7)%
Net Investment Income	139.2	299.0	(53.4)%
Net Income after tax	103.8	489.0	(78.8)%
Financial Ratios:			
Loss Ratio	65.8%	53.1%	
Expense Ratio	29.8%	29.9%	
Combined Ratio	95.6%	83.0%	
Annualized Operating ROE *	5.4%	21.1%	
Operating EPS *	$1.44	$4.99	(71.1)%

(*) Note: See Aspen's quarterly financial supplement for a reconciliation of operating income to net income and average equity to closing shareholders' equity in the Investor Relations section of Aspen's website at www.aspen.bm

Financial Highlights: Group Summary Q1 2009

ASPEN
Appendix


Underwriting Revenues
2008 Q1
2009 Q1
$ms
700
600
500
400
300
200
100
0
596
637
77
130
519
507
392
447
GWP
Premiums Ceded
NWP
NEP


Underwriting Expenses
2008 Q1
2009 Q1
$ms
600
400
200
0
207
251
76
79
51
48
334
378
Losses & Loss Expenses
Acquisition Exp
General Admin Expenses
Total Underwriting Expenses


Income
2008 Q1
2009 Q1
$ms
200
160
120
80
40
0
90
122
96
108
81
91
61
72
Operating Income Before Tax
Income Before Tax
Income After Tax
Retained Income


Contribution
2008 Q1
2009 Q1
$ms
80
70
60
50
40
30
20
10
0
57
69
39
59
Underwriting Income
Net Investment Income

Key Performance Metrics: Q1 2009

Revenues


2008 Q1
2009 Q1
500
400
300
200
100
0
-100
$ms
392
447
56
55
(17)
4
Net Earned Premium
Investment Income ex FOHF
Funds of Hedge Funds

Ratio Analysis


2008 Q1
2009 Q1
90
80
70
60
50
40
30
20
10
0
%
53
56
20
18
13
11
85
85
Loss Ratio
Acquisition Expense Ratio
Operating Expense Ratio
Combined Ratio

Results by Business Segment: Q1 2009

ASPEN
Appendix



GWP
2008 Q1
2009 Q1
250
200
150
100
50
0
$ms
184
220
182
187
199
195
31
35
Property Re
Casualty Re
International Insurance
US Insurance



Underwriting Income*
2008 Q1
2009 Q1
70
60
50
40
30
20
10
0
-10
$ms
46
59
5
6
7
1
(1)
3
Property Re
Casualty Re
International Insurance
US Insurance

(*) Underwriting income is calculated as underwriting revenues, less underwriting expenses.

Financial Highlights: Total Investment Return – Q1 2009


Q1 2008
Q1 2009
100
80
60
40
20
0
-20
-40
$ms
56
55
4
(17)
3
1
0
(15)
45
3
85
50
Income From Fixed Term Investments and Cash
Return on Funds of Hedge Funds
Realized Investment Gains/Losses
Other Than Temporary Impairment Charges
Movement In Unrealized Investment Gains/Losses
Total Investment Return

Financial Highlights: Group Summary – Full Year 2008

ASPEN
Appendix


Underwriting Revenues
2007
2008
$ms
2,500
2,000
1,500
1,000
500
0
1,819
2,002
217
166
1,601
1,836
1,734
1,702
GWP
Premiums Ceded
NWP
NEP


Underwriting Expenses
2007
2008
$ms
1,600
1,200
800
400
0
920
1120
314
299
205
208
1,439
1,627
Losses & Loss Expenses
Acquisition Exp
General Admin Expenses
Total Underwriting Expenses


Income
2007
2008
$ms
700
600
500
400
300
200
100
0
567
196
574
140
489
104
408
26
Operating Income Before Tax
Income Before Tax
Income After Tax
Retained Income


Contribution
2007
2008
$ms
320
280
240
200
160
120
80
40
0
295
75
299
139
Underwriting Income
Net Investment Income

Florida Hurricane Catastrophe Fund ("FHCF")
2008/2009 vs 2009/2010

ASPEN
Appendix



2008/2009
Private Market
SBA* Optional Coverage ($4 billion)
TICL** Coverage
$12 billion
FHFC Mandatory Coverage
($16.53 billion capacity)
$3B X 2 (reinstatement) = $6B TEACO*** coverage
Industry Retention
$600M LAC****
Industry Co-Payments
$25.20B
$6.878B
2009/2010 (potential)
Private Market
TICL Coverage
$10 billion
FHFC Mandatory Coverage
($17 billion capacity)
$3B X 2 (reinstatement) = $6B TEACO coverage
Industry Retention
$600M LAC
Industry Co-Payments
$26.12B
$7.23B

* SBA = State Board of Administration
** TICL = Temporary Increase in Coverage Limits
*** TEACO = Temporary Emergency Additional Coverage Options
**** LAC = Limited Apportionment Company